Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.7

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

Amendment No. 1 to the Amended and Restated Purchase and Sale Agreement

This Amendment No. 1 (“Amendment”) to the Amended and Restated Purchase and Sale Agreement dated November 24, 2014 (“Purchase and Sale Agreement”) is entered into by and between Cystic Fibrosis Foundation Therapeutics, Inc. (“Seller”) and RPI Finance Trust (“Purchaser”) on this 13th day of October 2016 (“Amendment Effective Date”). Unless otherwise specified, the capitalized terms used in this Amendment shall have the same meaning as in the Purchase and Sale Agreement.

RECITAL: Purchaser and Seller entered into the Purchase and Sale Agreement pursuant to which Purchaser purchased certain royalty interests owed to Seller by Counterparty under the Counterparty Agreement. On the Amendment Effective Date, Seller and Purchaser also agreed to Amendment No. 7 to the Counterparty Agreement (as in effect on the date hereof, “Amendment 7”), which both Seller and Purchaser have executed, and Seller and Counterparty entered into the Research and Development Award Agreement (as in effect on the date hereof, the “Award Agreement”), which are attached to this Amendment as Exhibits A and B, respectively. In addition, Purchaser has agreed to [***], as provided in the letter agreement attached to this Amendment as Exhibit C. In addition, the Cystic Fibrosis Foundation (“CFF”), an affiliate of Seller, and Counterparty have entered into the Data License Agreement as in effect on the date hereof (the “Data License Agreement”), a copy of which is attached hereto as Exhibit D. Exhibits A, B, C and D are referred to collectively as the [***].

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, Seller and Purchaser hereby agree to the following amendments to the Purchase and Sale Agreement:

1.

Annual Sales Threshold. The definition of “Annual Sales Threshold” in Section 1 of the Purchase and Sale Agreement is hereby amended by deleting “$5,000,000,000” and inserting in lieu thereof “$5,800,000,000.”

2.	Additions to Purchase Price. Section 2.2 of the Purchase and Sale Agreement is hereby amended by deleting the first sentence thereof and inserting in lieu thereof the following:

“Purchase Price and Additional Purchase Price. Except as provided in the following sentence, in full consideration for the sale, contribution, assignment, transfer, conveyance and granting of the Purchased Assets, and subject to the terms and conditions set forth herein, the Purchaser shall pay (or cause to be paid) (i) to the Seller, or the Seller’s designee, by 10:30 a.m. EST on the Closing Date, the sum of $3,300,000,000, in immediately available funds by wire transfer to the

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

Seller Account (the “Initial Purchase Price”) and (ii) shall pay (or cause to be paid) to the Seller the Excess Royalties (any such amounts, the “Additional Purchase Price,” and collectively with the Initial Purchase Price, the “Purchase Price”). In addition, Purchaser shall also pay to Seller, which amounts shall also constitute “Additional Purchase Price”:

(a)	Within 5 days of the Amendment Effective Date, [***].

(b)

For so long as Seller is obligated to and does make to Vertex the payments called for by Section 7.2 of Amendment 7, (a) Purchaser will pay to Seller [***] and (b) Seller will promptly (and in any case within five Business Days after receipt from Vertex) provide to RP a true and complete copy of the summary report and certification that Vertex delivers to Seller pursuant to the last sentence of Section 7.2 of Amendment 7 in respect of the upcoming quarter.

(c)	[***] of the amounts payable under Section 2.2A of the Purchase and Sale Agreement

(d)	[***] amounts payable under Section 2.2B of the Purchase and Sale Agreement.”

3.	Additional Payments. Section 2.2 of the Purchase and Sale Agreement is hereby amended by inserting the following Sections 2.2A and 2.2B at the end thereof:

“Section 2.2A [***]

(a)

For so long as Seller is obligated to make payments to Vertex pursuant to Section 2.1 or 2.2 of the Award Agreement, (i) beginning on [***], Purchaser shall [***] and (ii) Seller will promptly (and in any event within five Business Days after receipt from Vertex) provide to RP a true and complete copy of the summary report and certification that Vertex delivers to Seller pursuant to the second sentence of each of Sections 2.1 and 2.2 of the Award Agreement in respect of the upcoming quarter. The parties hereto acknowledge and agree that [***].

(b)

Seller shall (i) [***], and in any event no later than five Business Days following any receipt thereof by the Seller and (ii) deliver to Purchaser promptly (and in any event within five Business Days after receipt by Seller) a copy of the royalty reports specified in Section 3.3 of the Award Agreement. Seller’s obligations under this subpart (b) of Section 2A shall survive termination of the Purchase and Sale Agreement.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

(c)

The Seller shall perform and comply in all material respects with its duties and obligations under the Award Agreement. If Seller acquires Knowledge of a matter that constitutes a material breach (or with the giving of notice or the passage of time, or both, would constitute a material breach) under the Award Agreement, Seller shall promptly notify Purchaser thereof and, after consultation with Purchaser, take (or refrain from taking) reasonable actions to comply or enforce compliance with the Award Agreement.”

Section 2.2B License.

(a)	Notwithstanding the second sentence of this Amendment, capitalized terms used in Section 2.2B(b) shall have the same meaning as in the Data License Agreement.

(b)	For so long as Vertex is obligated to [***], RP shall [***]. [***]. RP’s obligations pursuant to this Section 2.2B shall terminate if and when [***].

(c)

CFF shall perform and comply in all material respects with its duties and obligations under the Data License Agreement. If CFF acquires knowledge of a matter that constitutes a material breach (or with the giving of notice or the passage of time, or both, would constitute a material breach) under the Data License Agreement, CFF shall promptly notify Purchaser thereof and, after consultation with Purchaser, CFF take (or refrain from taking) reasonable actions to comply or enforce compliance with the Data License Agreement.”

4.	Payments. All payments hereunder shall be made in immediately available funds by wire transfer to an account designated by Seller or Purchaser, as the case may be.

5.

Financing Statements. Amended and restated financing statements of each of Purchaser and Seller contemplated by Sections 2.1(c), 2.1(e) and 2.1(f) of the Purchase and Sale Agreement are attached hereto as Exhibits E and F, respectively.

6.

Mutual Release. Seller and Purchaser hereby release each other, and each other’s affiliates, predecessors, successors, assigns, and the directors, trustees, officers, employees, of each (collectively the “Releasees”) from any claim Seller or Purchaser may have against the other and/ or their respective Releasees that may arise out of the dispute resolved by the [***], provided that the foregoing shall not prevent or impair the Purchaser’s or Seller’s right to bring a claim against the other for any breach of their respective obligations under the Purchase and Sale Agreement, as amended by this Amendment.

Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

7.	Other Provisions. Except as amended by this Amendment, the Purchase and Sale Agreement is unchanged and remains in full force and effect.

8.

Trustee Capacity of Wilmington Trust Company. Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Trust Company, not individually or personally but solely in its trustee capacity, in the exercise of the powers and authority conferred and vested in it under the trust agreement of the Purchaser, (ii) each of the representations, undertakings and agreements herein made on the part of the Purchaser is made and intended not as a personal representation, undertaking and agreement by Wilmington Trust Company but is made and intended for the purpose of binding only the Purchaser and (iii) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Purchaser or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Purchaser under this Amendment or any related documents.

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Confidential Treatment Requested by Royalty Pharma plc

Pursuant to 17 C.F.R. Section 200.83

In Witness Whereof, Seller and Purchaser have entered into this Amendment by their duly authorized representatives as of the Amendment Effective Date.

RPI Finance Trust By: Wilmington Trust Company, not in its individual capacity but solely in its capacity as owner trustee		Cystic Fibrosis Therapeutics, Inc.

By:	/s/ Eric A. Kardash	By:	/s/ P.W. Campbell
Name:	Eric A. Kardash	Name:	P.W. Campbell
Title:	Assistant Vice President	Title:	President & CEO

Cystic Fibrosis Foundation (solely with respect to Section 2.2B of Paragraph 3 of this Amendment)

By:	/s/ P.W. Campbell
Name:	P.W. Campbell
Title:	President & CEO